UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MSA Safety Incorporated

(Name of Registrant as Specified In Its Charter)

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MSA SAFETY INCORPORATED 1000 CRANBERRY WOODS DRIVE CRANBERRY TOWNSHIP, PA 16066 V61596-P25966

You invested in MSA SAFETY INCORPORATED and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 13, 2025.

Get informed before you vote

View the Annual Report to Shareholders, Notice of Annual Meeting and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

1.	Election of Directors for a term expiring in 2028.

Nominees:

	01) Robert A. Bruggeworth	For
02) Gregory B. Jordan
03) William R. Sperry
2.	Selection of Ernst & Young LLP as the Company’s independent registered public accounting firm.	For
3.	To provide an advisory vote to approve the executive compensation of the Company’s named executive officers.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V61597-P25966